Exhibit 10 Material Contracts

                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

      THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT is entered into this 23rd day of January, 2003 between GYRODYNE COMPANY OF AMERICA, INC. (the "Company"), and STEPHEN V. MARONEY (the "Executive").

                                   WITNESSETH:

      WHEREAS, the Executive has been employed by the Company pursuant to the terms of a short term Employment Agreement (the "Old Employment Agreement"); and

      WHEREAS, since the date of the Old Employment Agreement the Company has approved a master plan for the subdivision and development of the Company's property into a residential golf club community; and

      WHEREAS, the implementation of such master plan is a complex and long term project and the Company wishes to provide for stability of management during the development period; and

      WHEREAS, the Company wishes to continue the employment of the Executive upon the amended and restated terms and conditions hereinafter set forth and the Executive wishes to accept such continued employment.

      NOW, THEREFORE, in consideration of the mutual provisions herein contained, the parties agree as follows:

1. DUTIES. The Company hereby employs the Executive as the President and Chief Executive Officer of the Company, with the powers and duties in that capacity to be those powers and duties customary to such positions in similar publicly held corporations, and the Executive hereby accepts such employment.

2. TERM OF EMPLOYMENT. Subject to the early termination provisions set forth in paragraph 3 below, the term of this Agreement shall commence on the date hereof and shall continue for a period of three (3) years (the "Stated Term"), provided however that at the end of each day during the Stated Term, the Stated Term shall automatically be extended for an additional day so that the remaining Stated Term shall be three (3) years. Notwithstanding the prior sentence, the Stated Term of this Agreement shall terminate three (3) years after delivery of a written notice delivered by either the company or the Executive to the other party.

3. EARLY TERMINATION.

3.1 The Executive's employment may be terminated during the Stated Term, and such termination shall not be a breach of this Agreement, under the following circumstances.

      (A) DEATH. The Executive's death shall terminate this Agreement.

      (B) DISABILITY. In the event that the Executive shall be unable, or fail, to perform services pursuant to this Agreement through illness or mental or physical disability, and such failure or disability shall exist for any ninety
(90) days during any consecutive six-month period, the Company shall have the option to terminate this Agreement at any time that such disability or failure continues to exist by giving written notice to the Executive.

      (C) BY THE EXECUTIVE UPON WRITTEN NOTICE. The Executive may terminate his employment at any time upon one year's prior written notice to the Company.

      (D) BY THE COMPANY FOR CAUSE. The Company may terminate the Executive's employment for cause, at its option, upon the Executive's breach of any material provision hereof or violation of any other material duty or obligation to the Company. For purposes of this Agreement cause shall include fraud, dishonesty, embezzlement, willful failure of the Executive to follow directions of the Board of Directors, or any willful misconduct, criminal conviction, unexcused absence or similar conduct or activities.

      (E) BY THE EXECUTIVE FOR GOOD REASON. The Executive may terminate his employment with good reason at any time upon ten (10) days prior written notice to the Company. Termination for "good reason" includes a material change in the Executive's duties, the relocation of the Company's office outside a 25 mile radius of its current offices, and the Company's breach of any material term of this Agreement, including the Company's obligation to provide indemnification and advancement of expenses.


                                  Seq. Page 11

      (F) CHANGE IN CONTROL. In the event of a Change in Control, the Executive may terminate the Executive's employment upon thirty (30) days prior written notice of termination delivered not later than three months following the Change in Control. For purposes of this Agreement "Change in Control" means the occurrence of any one of the following events: (i) a change in the composition of the Board of Directors of the Company from its composition on the date of this Agreement such that more than one-third of the Directors have changed; (ii) the sale or transfer of shares of the Company such that there is a change in the beneficial ownership of more than thirty (30%) percent of the voting shares of the Company; (iii) the sale of all or a substantial portion of the Company's assets or (iv) the Board of Directors of the Company approves a liquidation or dissolution of the Company.

      (G) WITHOUT CAUSE. The Company shall have the right to terminate the Executive's employment hereunder without cause by providing the Executive with thirty (30) days written notice of termination.

3.2 If the Executive's employment is terminated by the Company without cause (except in the case of death or disability) or if the Executive's employment is terminated by the Executive for good reason or following a Change in Control:

      (i) The Company shall pay to the Executive, on or before the date of termination, a lump sum payment equal to the sum of (i) base salary and accrued vacation pay through the date of termination, and (ii) three times the base salary;

      (ii) The Company shall continue to provide the Executive and his eligible spouse and dependents for a period of three (3) years following the date of termination, the medical, hospitalization, dental and life insurance coverage in effect on the date of termination; provided, that if the Executive, his spouse or eligible dependents cannot continue to participate in the Company programs providing such benefits, the Company shall arrange to provide the Executive and his spouse and dependents with the economic equivalent of the benefits they otherwise would have been entitled to receive under such coverage and programs; and provided, further, that such benefits shall terminate on the date or dates the Executive becomes eligible to receive equivalent coverage and benefits under the plans and programs of a subsequent employer at an equivalent cost to the Executive (such coverage and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis);

      (iii) The Company shall, consistent with past practice, reimburse the Executive pursuant to Section 5 for business expenses incurred but not paid prior to such termination of employment;

      (iv) Until the third anniversary of the date of termination, the Company shall continue to provide the Executive with such automobile or travel allowances as in effect prior to termination of employment;

      (v) Until the first anniversary of the date of termination, the Company shall provide or pay the cost of office space, and pay the salary of an administrative assistant, consistent with the office and administrative assistant provided prior to termination; and

      (vi) The Executive shall be entitled to any other rights, compensation and/or benefits as may be due to the Executive in accordance with the terms and provisions of any agreements, plans or programs of the Company (other than any severance program).

4. COMPENSATION. The Executive shall receive the following compensation for his services hereunder:

      4.1 The Executive's base salary shall be $209,500.00 per year, payable at such intervals as management employees are regularly paid by the Company, subject to increase by the Board of Directors, which shall review the base salary periodically.

      4.2 The Executive shall be eligible to earn an annual cash bonus in such amount as shall be recommended by the Compensation Committee of the Board (the "Compensation Committee") and approved by the Board of Directors based on the achievement by the Company of performance goals established by the Compensation Committee for each such fiscal year (or portion of Fiscal Year 2003), which may include targets related to the earnings before interest, taxes, depreciation and amortization ("EBITDA") or the achievement of subdivision or other application approvals. The Compensation Committee shall establish objective criteria to be used to determine the extent to which performance goals have been satisfied.

      4.3 The Executive, if otherwise eligible, shall participate in any incentive compensation plan, executive bonus plan, pension or profit-sharing plan, stock purchase or stock option plan, annuity or group insurance plan, medical plan, and other benefits maintained by the Company for its employees. If Executive's employment hereunder terminates on a date other than the end of the Company's fiscal year, the payment which the Executive receives under any applicable executive bonus plan will be prorated based on the portion of the fiscal year prior to the termination. Executive shall receive bonuses as may be awarded by the Board of Directors, in its discretion.


                                  Seq. Page 12

5. EXPENSE REIMBURSEMENT. The Company shall reimburse the Executive for all expenses incurred by him in the performance of his duties hereunder as required by the Board of Directors, including, but not limited to, transportation expense, accommodations, entertainment, and other expenses incurred in connection with the business of the Company, on the same basis as such expenses have been paid in the past by the Company.

6. SCOPE OF EMPLOYMENT. The Executive agrees to devote in good faith his full time and best efforts, during reasonable business hours, to the services that he is required to render to the Company hereunder. The Executive shall be entitled to four weeks paid vacation each year.

7. ASSIGNMENT. Neither party hereto may assign any interest, rights or duties which it or he may have in this Agreement without the prior written consent of the other party, except that upon any merger, liquidation, or sale of all or substantially all of the assets of the Company to another Company or Corporation, this Agreement shall inure to the benefit of and be binding upon the Executive and the purchasing, surviving, or resulting company or corporation in the same manner and to the same extent as though such company or corporation were the Company.

8. INDEMNIFICATION.

      A. GENERAL. The Company agrees that if Executive (or his estate or legal representative) is made a party or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that Executive is or was a director, officer or employee of the Company or any subsidiary, parent or affiliate thereof or as a trustee, director, officer, member, employee or agent of another corporation or a partnership, joint venture, trust or other enterprise at the express request of the Board of the Company, including, without limitation, service with respect to employee benefit plans, whether or not the basis of such Proceeding is alleged action in an official capacity as a trustee, director, officer, member, employee or agent, Executive shall be indemnified and held harmless by the Company to the fullest extent permitted by New York law, as the same exists or may hereafter be amended, against all Expenses incurred or suffered by Executive in connection therewith, and such indemnification shall continue as to Executive even if Executive has ceased to be an officer, director, trustee or agent, or is no longer employed by the Company and shall inure to the benefit of his estate and legal representatives.

      B. EXPENSES. As used in this Agreement, the term "Expenses" shall include, without limitation, damages, losses, judgments, liabilities, fines, penalties, excise taxes, settlements, and costs, attorneys' fees, accountants' fees, and disbursements and costs of attachment or similar bonds, investigations, and any expenses of establishing a right to indemnification under this Agreement.

      C. ENFORCEMENT. If a claim or request under this Agreement is not paid by the Company or on its behalf within thirty (30) days after a written claim or request has been received by the Company, Executive may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request and if successful in whole or in part, Executive shall be entitled to be paid also the expenses of prosecuting such suit. All obligations for indemnification hereunder shall be subject to, and paid in accordance with, applicable New York law.

      D. PARTIAL INDEMNIFICATION. If Executive is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Executive for the portion of such Expenses to which Executive is entitled.

      E. ADVANCES OF EXPENSES. Expenses incurred by Executive in connection with any Proceeding shall be paid by the Company in advance upon request of Executive that the Company pay such Expenses; but, only in the event that Executive shall have delivered in writing to the Company (i) an undertaking to reimburse the Company for Expenses with respect to which Executive is not entitled to indemnification and (ii) an affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Company has been met.

      F. NOTICE OF CLAIM. Executive shall give to the Company prompt notice of any claim made against him for which indemnification will or could be sought under this Agreement. In addition, Executive shall give the Company such information and cooperation as it may reasonably require and as shall be within Executive's power and at such times and places as are convenient for Executive.

      G. DEFENSE OF CLAIM. With respect to any Proceeding as to which Executive notifies the Company of the commencement thereof:


                                  Seq. Page 13

            (i) The Company will be entitled to appear in any such Proceeding at its own expense; provided that if the Executive reasonably believes that a conflict of interests exists, Executive shall have the right, but not the obligation, to employ his own counsel in such Proceeding and the fees and the expenses of such counsel shall be at the expense of the Company;

            (ii) The Company shall not be liable to indemnify Executive under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Executive without Executive's written consent. Neither the Company nor Executive will unreasonably withhold or delay their consent to any proposed settlement.

      H. NON-EXCLUSIVITY. The right to indemnification and the payment of expenses incurred in defending a Proceeding in advance of its final disposition conferred in this Section 8 shall not be exclusive of any other right which Executive may have or hereafter may acquire under any statute, provision of the declaration of trust or certificate of incorporation or by-laws of the Company or any subsidiary, agreement, vote of shareholders or disinterested directors or trustees or otherwise.

9. LEGAL FEES AND EXPENSES. If any contest or dispute shall arise between the Company and Executive regarding any provision of this Agreement, the Company shall reimburse Executive for all legal fees and expenses reasonably incurred by Executive in connection with such contest or dispute, but only if Executive is successful in respect of substantially all of Executive's claims brought and pursued in connection with such contest or dispute. Such reimbursement shall be made as soon as practicable following the resolution of such contest or dispute (whether or not appealed) to the extent the Company receives reasonable written evidence of such fees and expenses.

10. NOTICE. For the purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered either personally or by United States certified or registered mail, return receipt requested, postage prepaid, address as follows:


     If to Executive:   Stephen V. Maroney
                        19 Great Oak Road
                        St. James, New York  11780


     If to Company:     Gyrodyne Company of America, Inc.
                        102 Flowerfield,
                        St. James, New York  11780

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11. MISCELLANEOUS. No provisions of this Agreement may be amended, modified, or waived unless such amendment or modification is agreed to in writing signed by Executive and by a duly authorized officer of the Company, and such waiver is set forth in writing and signed by the party to be charged. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The respective rights and obligations of the parties hereunder of this Agreement shall survive Executive's termination of employment and the termination of this Agreement to the extent necessary for the intended preservation of such rights and obligations.

12. VALIDITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

14. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto in respect of any subject matter. Any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled.


                                  Seq. Page 14

15. WITHHOLDING. All payments hereunder shall be subject to any required withholding of federal, state and local taxes pursuant to any applicable law or regulation.

16. ARBITRATION. Unless otherwise indicated, any dispute arising out of the terms and conditions of this agreement shall be settled by arbitration in New York, New York, in accordance with the rules of the American Arbitration Association then in effect.

17. GOVERNING LAW. This Agreement shall be subject to, and governed by, the laws of the State of New York.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Executive has hereunto set his signature as of the day and year first above written.

                                         Gyrodyne Company of America, Inc.


                                         By: /S/ Robert Friemann
                                             -------------------
                                             Robert Friemann, Chairman
                                             Compensation Committee


                                         /S/ Stephen V. Maroney
                                             ------------------
                                             Stephen V. Maroney


                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

      THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT is entered into this 23rd day of January, 2003 between GYRODYNE COMPANY OF AMERICA, INC. (the "Company"), and PETER PITSIOKOS (the "Executive").

                                   WITNESSETH:

      WHEREAS, the Executive has been employed by the Company pursuant to the terms of a short term Employment Agreement (the "Old Employment Agreement"); and

      WHEREAS, since the date of the Old Employment Agreement the Company has approved a master plan for the subdivision and development of the Company's property into a residential golf club community; and

      WHEREAS, the implementation of such master plan is a complex and long term project and the Company wishes to provide for stability of management during the development period; and

      WHEREAS, the Company wishes to continue the employment of the Executive upon the amended and restated terms and conditions hereinafter set forth and the Executive wishes to accept such continued employment.

      NOW, THEREFORE, in consideration of the mutual provisions herein contained, the parties agree as follows:

1. DUTIES. The Company hereby employs the Executive as the Executive Vice-President of the Company, with the powers and duties in that capacity to be those powers and duties customary to such positions in similar publicly held corporations, and the Executive hereby accepts such employment.

2. TERM OF EMPLOYMENT. Subject to the early termination provisions set forth in paragraph 3 below, the term of this Agreement shall commence on the date hereof and shall continue for a period of three (3) years (the "Stated Term"), provided however that at the end of each day during the Stated Term, the Stated Term shall automatically be extended for an additional day so that the remaining Stated Term shall be three (3) years. Notwithstanding the prior sentence, the Stated Term of this Agreement shall terminate three (3) years after delivery of a written notice delivered by either the Company or the Executive to the other party.


                                  Seq. Page 15

3. EARLY TERMINATION.

3.1 The Executive's employment may be terminated during the Stated Term, and such termination shall not be a breach of this Agreement, under the following circumstances.

      (A) DEATH. The Executive's death shall terminate this Agreement.

      (B) DISABILITY. In the event that the Executive shall be unable, or fail, to perform services pursuant to this Agreement through illness or mental or physical disability, and such failure or disability shall exist for any ninety
(90) days during any consecutive six-month period, the Company shall have the option to terminate this Agreement at any time that such disability or failure continues to exist by giving written notice to the Executive.

      (C) BY THE EXECUTIVE UPON WRITTEN NOTICE. The Executive may terminate his employment at any time upon one year's prior written notice to the Company.

      (D) BY THE COMPANY FOR CAUSE. The Company may terminate the Executive's employment for cause, at its option, upon the Executive's breach of any material provision hereof or violation of any other material duty or obligation to the Company. For purposes of this Agreement cause shall include fraud, dishonesty, embezzlement, willful failure of the Executive to follow directions of the Board of Directors, or any willful misconduct, criminal conviction, unexcused absence or similar conduct or activities.

      (E) BY THE EXECUTIVE FOR GOOD REASON. The Executive may terminate his employment with good reason at any time upon ten (10) days prior written notice to the Company. Termination for "good reason" includes a material change in the Executive's duties, the relocation of the Company's office outside a 25 mile radius of its current offices, and the Company's breach of any material term of this Agreement, including the Company's obligation to provide indemnification and advancement of expenses.

      (F) CHANGE IN CONTROL. In the event of a Change in Control, the Executive may terminate the Executive's employment upon thirty (30) days prior written notice of termination delivered not later than three months following the Change in Control. For purposes of this Agreement "Change in Control" means the occurrence of any one of the following events: (i) a change in the composition of the Board of Directors of the Company from its composition on the date of this Agreement such that more than one-third of the Directors have changed; (ii) the sale or transfer of shares of the Company such that there is a change in the beneficial ownership of more than thirty (30%) percent of the voting shares of the Company; (iii) the sale of all or a substantial portion of the Company's assets or (iv) the Board of Directors of the Company approves a liquidation or dissolution of the Company.

      (G) WITHOUT CAUSE. The Company shall have the right to terminate the Executive's employment hereunder without cause by providing the Executive with thirty (30) days written notice of termination.

3.2 If the Executive's employment is terminated by the Company without cause (except in the case of death or disability) or if the Executive's employment is terminated by the Executive for good reason or following a Change in Control:

      (i) The Company shall pay to the Executive, on or before the date of termination, a lump sum payment equal to the sum of (i) base salary and accrued vacation pay through the date of termination, and (ii) three times the base salary;

      (ii) The Company shall continue to provide the Executive and his eligible spouse and dependents for a period of three (3) years following the date of termination, the medical, hospitalization, dental and life insurance coverage in effect on the date of termination; provided, that if the Executive, his spouse or eligible dependents cannot continue to participate in the Company programs providing such benefits, the Company shall arrange to provide the Executive and his spouse and dependents with the economic equivalent of the benefits they otherwise would have been entitled to receive under such coverage and programs; and provided, further, that such benefits shall terminate on the date or dates the Executive becomes eligible to receive equivalent coverage and benefits under the plans and programs of a subsequent employer at an equivalent cost to the Executive (such coverage and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis);

      (iii) The Company shall, consistent with past practice, reimburse the Executive pursuant to Section 5 for business expenses incurred but not paid prior to such termination of employment;

      (iv) Until the third anniversary of the date of termination, the Company shall continue to provide the Executive with such automobile or travel allowances as in effect prior to termination of employment;


                                  Seq. Page 16

      (v) Until the first anniversary of the date of termination, the Company shall provide or pay the cost of office space, and pay the salary of an administrative assistant, consistent with the office and administrative assistant provided prior to termination; and

      (vi) The Executive shall be entitled to any other rights, compensation and/or benefits as may be due to the Executive in accordance with the terms and provisions of any agreements, plans or programs of the Company (other than any severance program).

4. COMPENSATION. The Executive shall receive the following compensation for his services hereunder:

      4.1 The Executive's base salary shall be $152,500.00 per year, payable at such intervals as management employees are regularly paid by the Company, subject to increase by the Board of Directors, which shall review the base salary periodically.

      4.2 The Executive shall be eligible to earn an annual cash bonus in such amount as shall be recommended by the Compensation Committee of the Board (the "Compensation Committee") and approved by the Board of Directors based on the achievement by the Company of performance goals established by the Compensation Committee for each such fiscal year (or portion of Fiscal Year 2003), which may include targets related to the earnings before interest, taxes, depreciation and amortization ("EBITDA") or the achievement of subdivision or other application approvals. The Compensation Committee shall establish objective criteria to be used to determine the extent to which performance goals have been satisfied.

      4.3 The Executive, if otherwise eligible, shall participate in any incentive compensation plan, executive bonus plan, pension or profit-sharing plan, stock purchase or stock option plan, annuity or group insurance plan, medical plan, and other benefits maintained by the Company for its employees. If Executive's employment hereunder terminates on a date other than the end of the Company's fiscal year, the payment which the Executive receives under any applicable executive bonus plan will be prorated based on the portion of the fiscal year prior to the termination. Executive shall receive bonuses as may be awarded by the Board of Directors, in its discretion.

5. EXPENSE REIMBURSEMENT. The Company shall reimburse the Executive for all expenses incurred by him in the performance of his duties hereunder as required by the Board of Directors, including, but not limited to, transportation expense, accommodations, entertainment, and other expenses incurred in connection with the business of the Company, on the same basis as such expenses have been paid in the past by the Company.

6. SCOPE OF EMPLOYMENT. The Executive agrees to devote in good faith his full time and best efforts, during reasonable business hours, to the services that he is required to render to the Company hereunder. The Executive shall be entitled to four weeks paid vacation each year.

7. ASSIGNMENT. Neither party hereto may assign any interest, rights or duties which it or he may have in this Agreement without the prior written consent of the other party, except that upon any merger, liquidation, or sale of all or substantially all of the assets of the Company to another Company or Corporation, this Agreement shall inure to the benefit of and be binding upon the Executive and the purchasing, surviving, or resulting company or corporation in the same manner and to the same extent as though such company or corporation were the Company.

8. INDEMNIFICATION.

      A. GENERAL. The Company agrees that if Executive (or his estate or legal representative) is made a party or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that Executive is or was a director, officer or employee of the Company or any subsidiary, parent or affiliate thereof or as a trustee, director, officer, member, employee or agent of another corporation or a partnership, joint venture, trust or other enterprise at the express request of the Board of the Company, including, without limitation, service with respect to employee benefit plans, whether or not the basis of such Proceeding is alleged action in an official capacity as a trustee, director, officer, member, employee or agent, Executive shall be indemnified and held harmless by the Company to the fullest extent permitted by New York law, as the same exists or may hereafter be amended, against all Expenses incurred or suffered by Executive in connection therewith, and such indemnification shall continue as to Executive even if Executive has ceased to be an officer, director, trustee or agent, or is no longer employed by the Company and shall inure to the benefit of his estate and legal representatives.

      B. EXPENSES. As used in this Agreement, the term "Expenses" shall include, without limitation, damages, losses, judgments, liabilities, fines, penalties, excise taxes, settlements, and costs, attorneys' fees, accountants' fees, and disbursements and costs of attachment or similar bonds, investigations, and any expenses of establishing a right to indemnification under this Agreement.


                                  Seq. Page 17

      C. ENFORCEMENT. If a claim or request under this Agreement is not paid by the Company or on its behalf within thirty (30) days after a written claim or request has been received by the Company, Executive may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request and if successful in whole or in part, Executive shall be entitled to be paid also the expenses of prosecuting such suit. All obligations for indemnification hereunder shall be subject to, and paid in accordance with, applicable New York law.

      D. PARTIAL INDEMNIFICATION. If Executive is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Executive for the portion of such Expenses to which Executive is entitled.

      E. ADVANCES OF EXPENSES. Expenses incurred by Executive in connection with any Proceeding shall be paid by the Company in advance upon request of Executive that the Company pay such Expenses; but, only in the event that Executive shall have delivered in writing to the Company (i) an undertaking to reimburse the Company for Expenses with respect to which Executive is not entitled to indemnification and (ii) an affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Company has been met.

      F. NOTICE OF CLAIM. Executive shall give to the Company prompt notice of any claim made against him for which indemnification will or could be sought under this Agreement. In addition, Executive shall give the Company such information and cooperation as it may reasonably require and as shall be within Executive's power and at such times and places as are convenient for Executive.

      G. DEFENSE OF CLAIM. With respect to any Proceeding as to which Executive notifies the Company of the commencement thereof:

            (i) The Company will be entitled to appear in any such Proceeding at its own expense; provided that if the Executive reasonably believes that a conflict of interests exists, Executive shall have the right, but not the obligation, to employ his own counsel in such Proceeding and the fees and the expenses of such counsel shall be at the expense of the Company;

            (ii) The Company shall not be liable to indemnify Executive under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Executive without Executive's written consent. Neither the Company nor Executive will unreasonably withhold or delay their consent to any proposed settlement.

      H. NON-EXCLUSIVITY. The right to indemnification and the payment of expenses incurred in defending a Proceeding in advance of its final disposition conferred in this Section 8 shall not be exclusive of any other right which Executive may have or hereafter may acquire under any statute, provision of the declaration of trust or certificate of incorporation or by-laws of the Company or any subsidiary, agreement, vote of shareholders or disinterested directors or trustees or otherwise.

9. LEGAL FEES AND EXPENSES. If any contest or dispute shall arise between the Company and Executive regarding any provision of this Agreement, the Company shall reimburse Executive for all legal fees and expenses reasonably incurred by Executive in connection with such contest or dispute, but only if Executive is successful in respect of substantially all of Executive's claims brought and pursued in connection with such contest or dispute. Such reimbursement shall be made as soon as practicable following the resolution of such contest or dispute (whether or not appealed) to the extent the Company receives reasonable written evidence of such fees and expenses.

10. NOTICE. For the purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered either personally or by United States certified or registered mail, return receipt requested, postage prepaid, address as follows:

     If to Executive:   Peter Pitsiokos
                        124 Hidden Pheasant Path
                        Wading River, New York 11792

     If to Company:     Gyrodyne Company of America, Inc.
                        102 Flowerfield,
                        St. James, New York  11780


                                  Seq. Page 18
or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11. MISCELLANEOUS. No provisions of this Agreement may be amended, modified, or waived unless such amendment or modification is agreed to in writing signed by Executive and by a duly authorized officer of the Company, and such waiver is set forth in writing and signed by the party to be charged. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The respective rights and obligations of the parties hereunder of this Agreement shall survive Executive's termination of employment and the termination of this Agreement to the extent necessary for the intended preservation of such rights and obligations.

12. VALIDITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

14. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto in respect of any subject matter. Any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled.

15. WITHHOLDING. All payments hereunder shall be subject to any required withholding of federal, state and local taxes pursuant to any applicable law or regulation.

16. ARBITRATION. Unless otherwise indicated, any dispute arising out of the terms and conditions of this agreement shall be settled by arbitration in New York, New York, in accordance with the rules of the American Arbitration Association then in effect.

17. GOVERNING LAW. This Agreement shall be subject to, and governed by, the laws of the State of New York.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Executive has hereunto set his signature as of the day and year first above written.

                                             Gyrodyne Company of America, Inc.


                                             By: /S/ Robert Friemann
                                                 -------------------
                                                 Robert Friemann, Chairman
                                                 Compensation Committee


                                                 /S/ Peter Pitsiokos
                                                 -------------------
                                                 Peter Pitsiokos


                                  Seq. Page 19